Exhibit 99.2

Faraday Future Intelligent Electric Inc.
(Nasdaq: FFIE)

Fiscal Third Quarter 2024 Earnings Presentation

November 6th, 2024



© 2024 FARADAY FUTURE

Table of Contents

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

Legal Disclaimeís © 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL 3 Ïoíwaíd Looking Statements This píesentation includes “foíwaíd looking statements” within the meaning of the safe haíboí píovisions of the United States Píivate Secuíities Litigation Refoím Act of 1995. When used in this video, the woíds “estimates,” “píojected,” “expects,” “anticipates,” “foíecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “futuíe,” “píopose” and vaíiations of these woíds oí similaí expíessions (oí the negative veísions of such woíds oí expíessions) aíe intended to identify foíwaíd - looking statements. These foíwaíd - looking statements, which include statements íegaíding Faíaday Futuíe Intelligent Electíic Inc.’s (the “Company’s”) “Bíidge Stíategy,” the Company’s gíowth stíategy, fundíaising activities and píospects, the development of maíkets in which the Company opeíates oí seeks to opeíate, the píoduction and deliveíy of the FF 91, the Faíaday X(FX) bíand, and futuíe compliance with Nasdaq listing íequiíements, aíe not guaíantees of futuíe peífoímance, conditions oí íesults, and involve a numbeí of known and unknown íisks, unceítainties, assumptions and otheí impoítant factoís, many of which aíe outside the Company’s contíol, that could cause actual íesults oí outcomes to diffeí mateíially fíom those discussed in the foíwaíd - looking statements. These foíwaíd - looking statements speak only as of the date of this call, and the Company expíessly disclaims any obligation oí undeítaking to disseminate any updates oí íevisions to any foíwaíd - looking statement contained heíein to íeflect any change in the Company’s expectations with íegaíd theíeto oí any change in events, conditions oí ciícumstances on which any such statement is based. Impoítant factoís, among otheís, that may affect actual íesults oí outcomes include, among otheís: the Company’s ability to continue as a going conceín and impíove its liquidity and financial position; the Company’s ability to íegain compliance with, and theíeafteí continue to comply with, the Nasdaq listing íequiíements; the Company’s ability to pay its outstanding obligations; the Company’s ability to íaise necessaíy capital, including but not limited to the capital íequiíed to fund píoduction of the FF 91 and the Bíidge Stíategy; the Company’s ability to íemediate its mateíial weaknesses in inteínal contíol oveí financial íepoíting and the íisks íelated to the íestatement of píeviously issued consolidated financial statements; the Company’s limited opeíating histoíy and the significant baííieís to gíowth it faces; the Company’s histoíy of losses and expectation of continued losses; the success of the Company’s payíoll expense íeduction plan; the Company’s ability to execute on its plans to develop and maíket its vehicles and the timing of these development píogíams; the Company’s estimates of the size of the maíkets foí its vehicles and cost to bíing those vehicles to maíket; the íate and degíee of maíket acceptance of the Company’s vehicles; the Company’s ability to coveí futuíe waííant claims; the success of otheí competing manufactuíeís; the peífoímance and secuíity of the Company’s vehicles; cuííent and potential litigation involving the Company; the Company’s ability to íeceive funds fíom, satisfy the conditions píecedent of and close on the vaíious financings descíibed elsewheíe by the Company; the íesult of futuíe financing effoíts, the failuíe of any of which could íesult in the Company seeking píotection undeí the Bankíuptcy Code; the Company’s indebtedness; the Company’s ability to coveí futuíe waííanty claims; insuíance coveíage; geneíal economic and maíket conditions impacting demand foí the Company’s píoducts; potential negative impacts of a íeveíse stock split; potential cost, headcount and salaíy íeduction actions may not be sufficient oí may not achieve theií expected íesults; ciícumstances outside of the Company’s contíol, such as natuíal disasteís, climate change, health epidemics and pandemics, teííoíist attacks, and civil uníest; íisks íelated to the Company’s opeíations in China; the success of the Company’s íemedial measuíes taken in íesponse to the Special Committee findings; the Company’s dependence on its supplieís and contíact manufactuíeí; the Company’s ability to develop and píotect its technologies; the Company’s ability to píotect against cybeísecuíity íisks; the ability of the Company to attíact and íetain employees; any adveíse developments in existing legal píoceedings oí the initiation of new legal píoceedings; and volatility of the Company’s stock píice. You should caíefully consideí the foíegoing factoís and the otheí íisks and unceítainties descíibed in the “Risk Factoís” section of the Company’s Foím 10 - K filed with the Secuíities and Exchange Commission (“SEC”) on May 28, 2024, as amended on May 30, 2024, and June 24, 2024, as updated by the “Risk Factoís” section of the Company’s fiíst quaíteí 2024 Foím 10 - Q filed with the SEC on July 30, 2024, and otheí documents filed by the Company fíom time to time with the SEC. No Offeí oí Solicitation This píesentation shall neitheí constitute an offeí to sell oí the solicitation of an offeí to buy any secuíities, noí shall theíe be any sale of secuíities in any juíisdiction in which the offeí, solicitation oí sale would be unlawful píioí to the íegistíation oí qualification undeí the secuíities laws of any such juíisdiction.

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

Faraday Future

TechLuxury Brand Global Positioning

Faraday Future (FF) is the pioneer of the ultimate intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car civilization


FARADAY FUTURE

$3.0 billion

Capital invested to date to create an industry leading EV platform, I.A.I.[1] technology, product development and manufacturing capabilities

~660

Filed or issued utility and design patents for both EV and I.A.I. technology competitiveness

10,000

Future expected annual production capacity at FF's self-operated manufacturing facility in Hanford, California (the "FF ieFactory California")

Dual Home

Deep cultural roots in both the US and China provide competitive advantages across two of the largest EV markets

Direct Sales

Online and FF partner stores

Phase Two

Began Phase Two of the Company's Three-Phase Delivery Plan for the Company's flagship vehicle – the FF 91 2.0 Futurist Alliance in August 2023

(1) Internet, Autonomous Driving and Intelligence

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL

5

All - Ability All - Hyper All - AI Co - Creation PROPRIEľARY AND CONFIDENľIAL 6 © 2024 FARADAY FUľURE The Ultimate AI TechLuxuíy Píoduct & Technology Revolution New Fouí Tíends

4 x Technical Systems

FF aiDriving

FF aiDriving Technology System




NVIDIA

Features Available Now

- Forward Collision Warning
- Auto High Beam
- Automatic Emergency Braking
- Adaptive Cruise Control
- Lane Centering Control
- Traffic Jam Assist
- Traffic Sign Recognition

World-Class Sensor Suite

The first automotive OEM(1) in America equipping production vehicles with a high-resolution, ultra-long-range Lidar.

Powerful Compute Platform

One of the most powerful production-ready SoCs from NVIDIA
Full Vehicle Platform Integration
Long term collaboration with NVIDIA

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 7

(1) Oiiginal Equipment Manufactuiei

Magic All-In-One

All-terrain AI Body Control Technology System



Hypercar	Sedan	SUV
Performance	Comfort	High ground clearance, visibility and space

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 8

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

Chui Tim Mok, Head of FF UAE Koti Meka, CFO Aaron Ma, Head of EV R&D Stíengthened Ouí Leadeíship Team with Seveíal Key Appointments — Aaron had over 20 years of experiences, including 5 years at LeEco, driving product innovation and market expansion, and 7 years serving as vice president of R&D at Meizu. — Aaron significantly contributed to research and development management at Meizu by spearheading the launch of groundbreaking products essential to the company's growth and competitive success in the tech industry during his tenure. — Mr. Mok is a senior leader with over 15 years of executive experience in the global consumer electronics, high - tech Internet industries and intelligent electric vehicle industries and was a key executive who participated in the early establishment of FF. — Mr. Mok served as the chief marking officer of the LeEco and the CEO of LeEco Asia Pacific, where he successfully helped that company develop its products in the US, Mainland China, India, Hong Kong, China and other global markets — Koti served as the Company’s Acting Head of Finance Operations from November 2023 to September 2024, Director of Finance (FP&A) from July 2017 to November 2023, Operations Controller from August 2016 to July 2017, and Senior Manager, Cost Estimating from February 2016 to August 2016. — Koti had 14 years at Ford Motor Company in various roles focused on cost optimization, product development finance, and corporate finance. PROPRIEľARY AND CONFIDENľIAL 10 © 2024 FARADAY FUľURE

Q3 2024 Key Developments: Completed $30M Financing, Deliveries, and Manufacturing Improvements

Capital Markets



— In September 2024, the Company successfully completed a $30 million financing round with investors from the Middle East, United States, and Asia, resulting in net proceeds of approximately $28.5 million. Of this amount, $20 million was received in Q3, and $8.5 million was received after September and prior to today.

— In August 2024, the Company successfully worked with its existing noteholders to restructure certain convertible notes with the goal of reducing future cash obligations.

Deliveries



— Manufactured and delivered two FF91 2.0 vehicles in Q3

— One vehicle was delivered to Born Leaders Entertainment through our Developer Co-creation program

— FF has delivered 14 vehicles up to date

Manufacturing Improvements



— Implemented several manufacturing improvements, including certain vehicle body and interior component production in-house, which has reduced interior costs by approximately 50%.

— Enhanced product quality by improving first Customer Craftsmanship Audit (CCA) inspection findings by approximately 25% compared to the previous quarter

© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 11

FF launched its second brand, FX, targeting entry into the Mass Market

— FF announced its second brand, Faraday X, or FX, which took place at its Global Automotive Industry Bridge Launch Event on September 19th. This initiative represents our planned return to a dual-brand strategy, with FX being developed to target mass market segments.

— FF envisions two initial models: the FX 5, which we are planning to position in the $20,000 to $30,000 range, and the FX 6, which we expect to offer between $30,000 and $50,000. Subject to securing necessary funding and approvals, we intend to offer both range-extended AIEV and battery-electric AIEV powertrain options.

—FF has entered into preliminary agreements with four OEMs, including two strategic framework agreements and two MOUs, though these discussions remain subject to final documentation and various conditions.

— FF is currently working with potential partners on a full vehicle development project, with the first vehicle targeted to roll off the production line as soon as the end of 2025.


Faraday Future
919
Everyone's AIEV, You Decide
and Global Automotive Industry Bridge Launch Event

© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL
12

Subsequent to Quarter End, FF Signed a Co-investment Agreement with MIG, to establish Reginal Headquarters in Ras Al Khaimah

— Through FF's Dubai-based entity, Faraday Future Middle East FZ-LLC, FF has signed agreements with the Ras Al Khaimah Economic Zone (RAKEZ) for both current operations and a planned 108,000 square foot facility. This entry into the Middle East supports FF's "third pole" strategy, complementing its dual home markets of the U.S. and China.

— Master Investment Group aims to commence construction in Ras Al Khaimah by the end of this year and the Company aims to occupy the premises by late 2025 or early 2026.

— Ras Al Khaimah is the northernmost Emirate of the seven that constitute the UAE and serves as an economic hub for numerous significant companies and organizations across various sectors, including manufacturing and tourism. Its strategic location at the intersection of Europe, Asia, and Africa positions it as an ideal site for Faraday Future's expansion initiatives.


Faraday Future
MASTER
Investment
Ras Al Khaimah, U.A.E.

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL

13

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

FF 91 Futurist – Extreme Technology, Ultimate AI User Experience and a Complete Ecosystem







Faraday Future

2.27 S
0-60 MPH

34.15 M
60-0 MPH Braking Distance

TRI-MOTOR



381 MILES
EPA-Rated Range



5.09 S
0-100 MPH

1050 HP



All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different.

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 15

FF 91 Futuíist – A Complete ľechLuxuíy Offeíing PROPRIEľARY AND CONFIDENľIAL 16 © 2024 FARADAY FUľURE

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

Faraday X | FX

FF's Second Brand

Co-create an AIEV for Everyone

Brand Slogan

Faraday X (FX) inherits the DNA of Faraday Future (FF) while also taking on a distinct mission.

Faraday X | FX
© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 18

Dual-Brand Strategy Genes

Inheritance & Differentiation

Faraday Future | FF		Faraday X | FX
Ultimate AI TechLuxury	Market Positioning →	Accessible AI TechLuxury
Spire Community	Target Audience →	Mass Market
All-Ability aiHypercar	Product Philosophy →	AIEV with Extreme Price-Experience Ratio
Transcending Time	Time Value →	Democratizing Time

Open-Source and Open-Platform, Co-Creation and Sharing

Faraday X | FX
© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 19

The Launch Plan for FX's First Batch of Products: Rolling out **2** hit models in the first phase step by step

FX 5	Product Name	FX 6
$20,000 - $30,000 (1)	Pricing	$30,000 - $50,000 (1)
Co-Create Your AIEV with Extreme Price-Experience Ratio	Product Slogan	Co-create Your AI Home on the Road
A Large-Space Sporty AIEV for Everyone	Product Position	An Extra-large, Luxury AIEV for the Family
The first AIEV for everyday heroes who love life and work hard	Target audience	Top choice for families seeking a mobile AI space
Balance both work and life	User Value	Offering perfect blend of personal and family needs

Available in Both **Range Extended / Battery Electric** Powertrains

FX Brand Slogan: Co-create An AIEV for Everyone

FX Product Philosophy: Twice the Performance, Half the Price

(1) Targeted and estimated pricings for the FX5 and FX6 models

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 20

User Ecosystem Established with Light Models and Fully Online Direct Sales


All-Channel Sales Conversion
Marcom Driven
Private Traffic
Seed Users Creation
Flagship
FX Par
Pop-up
Co-
Fully Online Direct Sales User Acquisition
PR
Social
WOM & Community
Video Marketing
Co-Creation
All Life Circle
Traffic
Leads
Fission
User
Conversion
Service
Delivery
HQ
Flagship
FX Par
Door to Door
Home Delivery
Owned Service Center
Co-Creation
All-Channel Delivery & Service
Seed Users
Co-Creation
Retail Investors
Car-
Sharing
Full Co-Creation User Operation

Asset-light, marketing-light, sales-light, and driven by full co-creation

Faraday X | FX

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 21

Faraday X | FX Value Propositions

To Industry

Accelerating the Growth of the U.S. AI EV Industry

To User

Empowering Everyone to Co-Create an AIEV with the Extreme Cost-Experience Ratio

To Partner

Setting sails into the untapped AIEV blue ocean market together

To FF & Investors

Seize the historical opportunity of AIEV development, drive growth in sales, revenue, cash flow
Spur exponential growth in AI transformer Large Model capabilities

Faraday X | FX
© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 22

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

Unaudited Condensed Consolidated Balance Sheets D e c e m b e r 31, 2023 S e p t e m b e r 30, 2024 Assets $ 4,025 $ 7,349 Cash and íestíicted cash 34,229 27,280 Inventoíy, net 53,110 45,056 Deposits and otheí cuííent assets 91,364 79,685 Total cuííent assets 417,812 360,063 Píopeíty, plant and equipment, net 16,486 5,797 Opeíating lease íight - of - use asset, net 4,877 3,541 Otheí non - cuííent assets $ 530,539 $ 449,086 Total assets Liabilities and stockholdeís’ equity $ 93,170 $ 81,369 Accounts payable 62,391 59,391 Accíued expenses and otheí cuííent liabilities 306 13,359 Waííant liabilities 778 20,318 Accíued inteíest 3,621 2,645 Opeíating lease liabilities, cuííent poítion 100,910 70,800 Notes payable 261,176 247,882 Total cuííent liabilities 25,483 27,459 Financial obligations on lease back tíansaction 14,306 11,760 Opeíating lease liabilities, less cuííent poítion 1,338 5,229 Notes payable, less cuííent poítion and otheí liabilities 302,303 292,330 Total liabilities — 3 Stockholdeís' equity Common Stock, $0.0001 paí value 4,180,873 4,345,624 Additional paid - in capital 5,862 4,216 Accumulated otheí compíehensive income (3,958,499) (4,193,087) Accumulated deficit 228,236 156,756 Total stockholdeís' equity $ 530,539 $ 449,086 Total liabilities and stockholdeís’ equity: © 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL 24

Unaudited Condensed Consolidated Statements of Opeíations and Compíehensive Loss © 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL 25 Thíee Months Ended Septembeí 30, 2024 $ 9 Thíee Months Ended Septembeí 30, 2023 $ 551 Nine Months Ended Septembeí 30, 2024 $ 304 Nine Months Ended Septembeí 30, 2023 $ 551 R e v e n u e 22,744 63,110 16,131 21,453 Cost of íevenue (22,193) (62,806) (15,580) (21,444) Gíoss píofit Opeíating expenses 104,670 15,185 21,593 5,180 Reseaích and development 18,082 6,857 5,318 2,601 Sales and maíketing 67,598 39,327 24,023 8,278 Geneíal and administíative — (14,935) — (14,935) Settlement on accíued íeseaích and development expenses 5,731 10,184 (67) 2,639 Otheí opeíating expenses 196,081 56,618 50,867 3,763 Total opeíating expenses (218,274) (119,424) (66,447) (25,207) Loss fíom opeíations 95,140 29,242 22,297 8,941 Change in faií value of notes payable and waííant liabilities (222,133) (131,804) (32,113) (59,128) Loss on settlement of notes payable (2,652) ( 12 , 599) (1,783) (2,293) Inteíest expense (347,919) (234,585) (78,046) (77,687) Loss befoíe income taxes (28) (3) — 1 Income tax píovision $ (347,947) $ (234,588) $ (78,046) $ (77,686) Net loss

Unaudited Condensed Consolidated Statements of Cash Flows © 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL 26 Nine Months End ed September 30, (in thousands) 2023 2024 $ (240,370) $ (51,796) Cash flows from operating activities (10,846) (572) Cash flows from investing activities 237,565 55,685 Cash flows from financing activities 3,704 7 Effect of exchange rate changes on cash and restricted cash (9,947) 3,324 Net change in cash and restricted cash 18,514 4,025 Cash and restricted cash, beginning of period $ 8,567 $ 7,349 Cash and restricted cash, end of period

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery



© 2024 FARADAY FUTURE

© 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL

© 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL

© 2024 FARADAY FUľURE PROPRIEľARY AND CONFIDENľIAL

ľhank You. Reseíve Youís ľoday – https://www.ff.com/us/píeoídeí/

01. Company Overview

02. Business Update

03. The FF 91 2.0 Futurist

04. Faraday X

05. Financials

06. Imagery

© 2024 FARADAY FUTURE